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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 10, 2001
                        (Date of earliest event reported)


                         JOHN DEERE CAPITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-6458
                            (Commission File Number)

                                   36-2386361
                        (IRS Employer Identification No.)

                               1 EAST FIRST STREET
                                    SUITE 600
                               RENO, NEVADA 89501
              (Address of principal executive offices and zip code)

                                 (775) 786-5527
              (Registrant's telephone number, including area code)

           -----------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

               1.1 Distribution agreement dated July 10, 2001 among John Deere Capital Corporation, Merrill Lynch Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.

               4.1 Form of John Deere Capital Corporation senior fixed rate medium-term note

               4.2 Form of John Deere Capital Corporation senior floating rate medium-term note

               4.3 Form of John Deere Capital Corporation subordinated fixed rate medium-term note

               4.4 Form of John Deere Capital Corporation subordinated floating rate medium-term note

               5.1 Tax Opinion of Shearman & Sterling with respect to medium-term note prospectus supplement dated July 10, 2001

               23.1 Consent of Shearman & Sterling (included in their opinion filed as Exhibit 5.1)


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                                 JOHN DEERE CAPITAL CORPORATION


                                            By:  /s/ Michael A. Harring
                                                 -------------------------------
                                                 Michael A. Harring, Secretary



Dated:  July 10, 2001


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                                  EXHIBIT INDEX


NUMBER AND DESCRIPTION OF EXHIBIT

1.1       Distribution agreement dated July 10, 2001 among John Deere Capital
          Corporation, Merrill Lynch Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., BNP Paribas
          Securities Corp., Credit Suisse First Boston Corporation, Deutsche
          Banc Alex. Brown Inc., J.P. Morgan Securities Inc. and Salomon Smith
          Barney Inc.

4.1 Form of John Deere Capital Corporation senior fixed rate medium-term note

4.2 Form of John Deere Capital Corporation senior floating rate medium-term note

4.3 Form of John Deere Capital Corporation subordinated fixed rate medium-term note

4.4 Form of John Deere Capital Corporation subordinated floating rate medium-term note

5.1 Tax Opinion of Shearman & Sterling with respect to medium-term note prospectus supplement dated July 10, 2001

23.1 Consent of Shearman & Sterling (included in their opinion filed as Exhibit 5.1)


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